UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by IMAC Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on July 2, 2024 (the “Original Form 8-K”). The Amendment is filed to clarify that the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was not effective upon engagement on June 26, 2024 (the “Engagement Date”), but is subject to the finalization of Marcum’s client acceptance procedures.

Except as expressly noted above, this Amendment does not modify or update in any way disclosures made in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 4.01. Change in Registrant’s Certifying Accountant.

On the Engagement Date, the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The engagement of Marcum is subject to the finalization of Marcum’s client acceptance procedures.

As disclosed in the Original Form 8-K, during the Company’s two most recent fiscal years and the subsequent interim period through the Engagement Date, neither the Company nor anyone acting on its behalf consulted Marcum regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Marcum did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on accounting principles or practices, financial statement disclosure or auditing scope or procedures or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

In connection with the approved engagement of Marcum, on June 26, 2024, the Company terminated the engagement of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm.

The report of Salberg regarding the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the audit report of Salberg on the Company’s financial statements for the year ended December 31, 2023 contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern..

During the fiscal year ended December 31, 2023, and subsequent interim periods through the date of Salberg’s termination, (i) there were no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company provided Salberg with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Salberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 2, 2024, was filed as Exhibit 16.1 (which is incorporated by reference herein) to the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024

IMAC HOLDINGS, INC.

By:	/s/ Sheri Gardzina
Name:	Sheri Gardzina
Title:	Chief Financial Officer